EXHIBIT 10.5

                                ESCROW AGREEMENT

         ESCROW AGREEMENT dated as of this __ day of May, 2005 by and among CompuPrint, Inc., a North Carolina corporation (the "Company"), Gottbetter & Partners, LLP (the "Agent"), and Terra Insight Corporation ("TIC").

                              W I T N E S S E T H:
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         WHEREAS, the Company is offering (the "Offering"), pursuant to a
Private Placement memorandum dated as of March 31, 2005, and any amendments and supplements thereto (the "PPM"), a maximum of 50 units ("Units") of shares of common stock of the Company at the price of $100,000 per Unit; and

         WHEREAS:

                  (a) The Offering will commence immediately and will continue until the earlier to occur of (i) the sale of the maximum number of Units that comprise the Offering and (ii) May 30, 2005, unless extended by up to 45 days by TIC (the "Offering Period");

                  (b) Once the Offering has been sold, the Company may conduct one or more closings (each a "Closing") on the sale of such Units;

                  (c) Tendered subscriptions from prospective purchasers (each, a "Purchaser") for all Units shall be subject to acceptance by the Company and by TIC, which subscriptions may be reduced in the sole discretion of TIC or rejected for any reason in the sole discretion of TIC;

                  (d) Proceeds received upon the subscription of Units shall be held in escrow by the Agent pending the Closing on the Units, and disbursed upon the Closing; and

                  (e) If the Offering is not sold prior to the end of the Offering Period and there is no Closing, the Offering will be terminated and all funds received from Purchasers will be returned, without accrued interest and without any deduction. The day that the Offering Period terminates is hereinafter referred to as the "Termination Date."

                  NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

         1. Appointment of Agent. The Company hereby appoints Gottbetter & Partners, LLP as escrow agent in accordance with the terms and conditions set forth herein, and Gottbetter & Partners, LLP hereby accepts such appointment.

         2. Delivery of Subscription Proceeds. All checks, drafts, or other instruments received from subscribers as payment for the Units will be delivered by the Company to the Agent, made payable to "Gottbetter & Partners, LLP, as

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Escrow Agent for Compuprint, Inc." All wire transfers from subscribers will be made to Citibank, N.A., pursuant to the following instructions:

Bank:                      Citibank, N.A

Routing #:                 021000089

Account #:                 49061322

Name on Account:           Gottbetter & Partners, LLP Attorney Trust Account

Special Instructions:      Compuprint, Inc. Escrow

Prior to Closing or earlier termination of the Offering, the Company will provide the Agent with a chart setting forth, as to each subscriber, its name, address, social security number or employer identification number, number of Units subscribed for, and the amount paid in connection with such subscription. The Agent is hereby empowered on behalf of the Company to endorse and collect all checks, drafts, wire funds transfers, promissory notes or other instruments received on account of subscriptions for Units.

         3. Agent to Hold and Disburse Funds. The Agent will hold in its attorney trust account for the benefit of the Company and disburse all funds received by it pursuant to the terms of this Escrow Agreement, as follows:

                  3.1 All funds received by the Agent pursuant to the terms of this Escrow Agreement shall be held in the Agent's attorney trust account. It is understood that all checks received by the Agent are subject to clearance time, and the funds represented thereby cannot be drawn until such time as the same constitutes good and collected funds.

                  3.2 In the event that prior to the Termination Date the Agent has received funds (and such funds are cleared within three days after the Termination Date) or other instruments in payment for subscriptions from the sale of the Offering in the aggregate amount of at least $1,750,000, the Agent will, on the date of each Closing (the "Closing Date"), pursuant to written instructions signed by the Company and TIC, pay to the Company the proceeds received by the Agent from the sale of such Units.

                  3.3 The Company and TIC hereby expressly authorize the Agent at each Closing and before the Agent distributes the proceeds to the Company, to deduct from the proceeds (i) a sales fee of five percent (5%) of such proceeds, as described in the PPM, such fee to be disbursed at each Closing to GEM Investment Advisors, Inc. ("GEM"), and (ii) any unpaid legal fees or disbursements of Gottbetter & Partners, LLP due in connection with the Offering.

                  3.4 In the event that a Closing does not occur prior to the end of the Offering Period or if no written instructions are received by the Agent from the Company and TIC relative to funds received by the Agent from one or more subscribers to the Offering within three business days after the Termination Date, the Agent will return the escrowed funds to each subscriber without deduction and without interest by check mailed to the address set forth in the chart delivered pursuant to Section 2. The Agent shall assume the Offering Period terminates on May 30, 2005 unless notified otherwise in writing by the Company.


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         4. Exculpation and Indemnification of Agent.

                  4.1 The Agent shall have no duties or responsibilities other than those expressly set forth herein. The Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document. Except for amendments to this Agreement referred to below, and except for instructions given to the Agent by the Company and TIC relating to the escrow deposit under this Agreement, the Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.

                  4.2 The Agent shall not be liable to the Company or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment. The Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Agent to be genuine and to be signed or presented by the proper person or persons. The Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms thereof, unless evidenced by a writing delivered to the Agent signed by the proper party or parties and, if the duties or rights of the Agent are affected, unless it shall give its prior written consent thereto. In the event the Agent receives conflicting instructions hereunder, the Agent shall be fully protected in refraining from acting until such conflict is resolved to the satisfaction of the Agent.

                  4.3 The Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Agent be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property of this Agreement. The Agent shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Agent pursuant to the provisions hereof. The Agent shall not be liable to the Company or to anyone else for any loss which may be incurred by reason of any investment of any monies which it holds hereunder provided the Agent has complied with the provisions of Section 3.1 hereunder.

                  4.4 The Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Agent does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best


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judgment, in reliance upon such assumption. Agent shall be entitled to consult with legal counsel in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel.

                  Agent shall not be required to take any action which, in the Agent's sole and absolute judgment, could involve it in expense or liability in excess of its fees and reimbursable expenses hereunder unless furnished with security and indemnity which it deems, in its sole and absolute discretion, to be satisfactory.

                  4.5 To the extent that the Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of funds held hereunder or any payment made hereunder, the Agent may pay such taxes. The Agent may withhold from any payment of monies held by it hereunder such amount as the Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Agent shall be indemnified and held harmless against any liability for taxes and for any penalties or interest in respect of taxes, on such investment income or payments in the manner provided in Section 4.6.

                  4.6 The Agent will be indemnified and held harmless by the Company from and against any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Agent hereunder, the monies or other property held by it hereunder or any income earned from investment of such monies; provided, however, that such indemnification shall not extend to proven acts of gross negligence, willful misconduct or bad faith by the Agent. The Agent shall have a lien for the amount of any such expenses or loss on the monies and other property held by it hereunder and shall be entitled to reimburse itself from such monies or property for the amount of any such expense or loss. Promptly after the receipt by the Agent or notice of any demand or claim or the commencement of any action, suit or proceeding, the Agent shall, if a claim in respect thereof is to be made against the Company, notify the Company thereof in writing, but the failure by the Agent to give such notice shall not relieve the Company from any liability which the Company may have to the Agent hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, in its sole discretion, deem sufficient to indemnify itself for any such loss or expense. The terms of this Section 4.6 shall survive the termination of this Agreement.

                  4.7 For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

         5. Termination of Agreement and Resignation of Agent.


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                  5.1 This Escrow Agreement shall terminate on the final
disposition of the monies and property held in escrow hereunder, provided that the rights of the Agent and the obligations of the other parties hereto under
Section 4 shall survive the termination hereof.

                  5.2 The Agent may resign at any time and be discharged from its duties as Agent hereunder by giving the Company and TIC at least 30 days' notice thereof. As soon as practicable after its resignation, the Agent shall turn over to a successor escrow agent appointed by the Company all monies and property held hereunder upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new Agent is so appointed within the 60-day period following such notice of resignation, the Agent may deposit the aforesaid monies and property with any court it deems appropriate.

         6. Form of Payments by Agent.

                  6.1 Any payments by the Agent to subscribers or to persons other than the Company pursuant to the terms of this Agreement shall be made by check, payable to the order of each respective subscriber or other person, or by wire transfer.

                  6.2 Except as otherwise specifically indicated, all amounts referred to herein are expressed in United States Dollars and all payments by the Agent shall be made in such dollars.

         7. Notices. All notices, requests, demands and other communications provided for herein shall be in writing, shall be delivered by overnight courier providing a receipt of delivery or by certified or registered mail, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

if to the Company:

Compuprint, Inc.
c/o Law Offices of Dan Brecher          Telephone: 917-535-9500
99 Park Avenue, 16th Floor              Facsimile: 212-808-4155
New York, NY 10016
Attn.: Roman Rozenberg

with a copy to:

Law Offices of Dan Brecher              Telephone: 212-286-0747
99 Park Avenue, 16th Floor              Facsimile: 212-808-4155
New York, NY 10016
Attn.: Dan Brecher, Esq.

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if to the Agent:

Gottbetter & Partners, LLP              Telephone: 212-400-6900
488 Madison Ave                         Facsimile: 212-400-6901
New York, New York 10022
Attn: Adam S. Gottbetter, Esq.

if to TIC:

Terra Insight Corporation               Telephone: 917-535-9500
                                        Facsimile: 212-808-4155
c/o Law Offices of Dan Brecher
99 Park Avenue, 16th Floor
New York, NY 10016
Attn.: Roman Rozenberg
with a copy to:

Law Offices of Dan Brecher              Telephone: 212-286-0747
99 Park Avenue, 16th Floor              Facsimile: 212-808-4155
New York, NY 10016
Attn.: Dan Brecher, Esq.


         8. Further Assurances. From time to time on and after the date hereof, the Company shall deliver or cause to be delivered to the Agent such further documents and instruments and shall do and cause to be done such further acts as the Agent shall reasonably request (it being understood that the Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

         9. Consent to Service of Process. Each of the Company, TIC and Agent hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to each of the Company and TIC at its address for purposes of notices hereunder.

         10. Miscellaneous.

                  10.1 If for any reason the escrow deposits are not received by the Agent as contemplated herein, the Company shall reimburse the Agent for all expenses, including reasonable counsel fees and disbursements, paid or incurred by it in making preparations for providing the services contemplated hereby.

                  10.2 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms "hereby," "hereof," "hereto," "hereunder" and any similar terms, as used in this Agreement, refer to the Agreement in its entirety and not only to the particular portion of this Agreement where the term


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is used. The word "person" shall mean any natural person, partnership, company, government and any other form of business or legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement..

                  10.3 This Agreement and the rights and obligations hereunder of the Company may be assigned by the Company only to a successor to the Company's entire business. This Agreement and the rights and obligations hereunder of the Agent may be assigned by the Agent only to a successor to its entire business. This Agreement shall be binding upon and inure to the benefit of each party's respective successors, and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Agent and the Company. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 10.3) their respective successors, and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

                  10.4 This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

         11. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatures.

                            [signature page follows]


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         IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement on the day and year first above written.

                          COMPUPRINT, INC.

                          By:      /s/ David R. Allison
                             --------------------------------------------------
                                   Name:  David R. Allison
                                   Title: President


                          TERRA INSIGHT CORPORATION

                          By:      /s/ Roman Rozenberg
                             --------------------------------------------------
                                   Name:  Roman Rozenberg
                                   Title: Chief Executive Officer


                          GOTTBETTER & PARTNERS, LLP

                          By:      /s/ Adam S. Gottbetter
                             --------------------------------------------------
                                   Name:  Adam S. Gottbetter, Esq.
                                   Title: Managing Partner


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